                                                                   EXHIBIT 10.23

                    AMENDMENT NO. 1 and CONSENT thereto dated as of February 6,
               1998 (this "Amendment") to the COLLATERAL AGREEMENT dated as of August 7, 1997 (the "Collateral Agreement"), among FCTR, INC., a Delaware corporation ("Finco"), RCTR, INC., a Delaware corporation ("Leasco"), CITIBANK, N.A., as liquidity agent (the "Liquidity Agent") for the banks party to the Liquidity Agreement (the "Liquidity Lenders") and as depositary (the "Depositary") under the Depositary Agreement, acting on its own behalf and on behalf of the Holders of Commercial Paper Notes, CITICORP USA, INC., as collateral agent (the "Collateral Agent") for itself and for the Liquidity Lenders, the Liquidity Agent and the Depositary on behalf of the Holders of the Commercial Paper Notes, CITICORP SECURITIES, INC. and LEHMAN BROTHERS INC. (Citicorp Securities, Inc. and Lehman Brothers Inc., together with any other dealers for Commercial Paper Notes engaged by Finco from time to time that agree to become parties to the Collateral Agreement, the "Dealers").

          WHEREAS Leasco, as lessor, and Ryder TRS, Inc. ("TRS"), as lessee, entered into that certain amended and restated lease dated as of August 7, 1997 (the "Lease") pursuant to which Leasco leases to TRS certain Vehicles for use in TRS's truck rental operations;

          WHEREAS, contemporaneously with the execution and delivery of the Lease, Leasco entered into that certain loan agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Loan Agreement") by and between Leasco, as borrower, and Finco, as lender, pursuant to which Finco makes Loans to Leasco for the purpose of, among other things, purchasing and financing Vehicles;

          WHEREAS, contemporaneously with the execution and delivery of the Lease and the Loan Agreement, Finco entered into that certain liquidity agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Liquidity Agreement") with the Liquidity Agent and the Liquidity Lenders, providing for, among other things, the Liquidity Commitments of the Liquidity Lenders to make Liquidity Advances on behalf of Finco from time to time;

          WHEREAS, contemporaneously with the execution and delivery of the Lease, the Loan Agreement and the Liquidity Agreement, Finco entered into that certain depositary agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Depositary Agreement") with the Depositary, providing for the issuance of certain promissory notes (the "Commercial Paper Notes"), assigned a rating of "Prime-1" by Moody's Investors Service Inc. ("Moody's") and a rating of "A-1" by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), and sold in the commercial paper market by the Dealers;

          WHEREAS Finco and Leasco desire to amend Section 3.03(h) of the Collateral Agreement as set forth in this Amendment; and

          WHEREAS the Collateral Agent, the Liquidity Agent and the Depositary desire to consent to such amendment, as required by Section 8.01(a) of the Collateral Agreement, and the Majority Banks desire to consent to such amendment, as required by Section 8.01(a) of the Collateral Agreement and
Section 8.02(j) of the Liquidity Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants set forth herein, the parties hereto hereby agree, subject to the terms and conditions set forth below, as follows:

          SECTION 1.  Defined Terms.  Unless the context requires a different
                      --------------
meaning, capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Lease, the Loan Agreement, the Liquidity Agreement, the Depositary Agreement or the Collateral Agreement, as appropriate.

          SECTION 2.  Amendment of the Collateral Agreement.  Section 3.03(h) of
                      --------------------------------------
the Collateral Agreement is hereby amended to extend the operative deadline from February 9, 1998 to August 10, 1998, such that Section 3.03(h) is hereby amended and restated to read in its entirety as follows:

          "(h) Each of Finco and Leasco (i) will use its respective best efforts to appoint a Custodian prior to August 10, 1998 and execute the Custody Agreement, together with such Custodian and TRS prior to such date,
     (ii) agree that if at any time prior to August 10, 1998, the Enhancement Test Percentage (as calculated using a Required Enhancement Percentage of 25.00%, notwithstanding the definition in Annex A to the Liquidity Agreement) is not equal to or greater than 25.00%, the Agent shall, in its sole discretion and at the expense of Finco, appoint a Custodian and Finco, Leasco, TRS, the Agent and such Custodian shall execute the Custody Agreement as soon as practicable under the circumstances and (iii) agree that during the period from the date hereof until the earlier of (A) August 10, 1998 and (B) the date of the execution of the Custody Agreement, Leasco shall continue to use Old Ryder as its agent to perform certain maintenance and administrative functions with respect to the Certificates of Title in accordance with the business practices and subject to the controls currently observed under such cooperative arrangement."

          SECTION 3.  Consent.  (a)  Each of the Collateral Agent, the Liquidity
                      --------
Agent and the Depositary consents to the foregoing amendment, as required by
Section 8.01(a) of the Collateral Agreement.

          (b) The Majority Banks consent to the foregoing amendment, as required by Section 8.01(a) of the Collateral Agreement and Section 8.02(j) of the Liquidity Agreement.

          SECTION 4.  Headings.  Section headings used herein are for
                      --------
convenience of reference only, are not part of this Amendment and are not to effect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 5.   Governing Law.  This Amendment shall be construed in
                       --------------
accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.  Effectiveness of this Amendment. This Amendment shall
                      --------------------------------
become effective as of the date first above written upon the satisfaction of the following conditions:

          (a) this Amendment shall have been executed by each of the parties hereto other than the Liquidity Lenders;

          (b) this Amendment shall have been executed by Liquidity Lenders holding, in the aggregate, Liquidity Commitments equaling or exceeding 66 2/3% of the Aggregate Liquidity Commitment; and

          (c) S&P and Moody's shall have confirmed in writing that their respective ratings on the Commercial Paper Notes will not be lowered or withdrawn as a result of this Amendment.

          SECTION 7.  Counterparts.  (a) This Amendment may be executed in
                      -------------
separate counterparts, each of which when so executed and delivered shall constitute an original, to become effective as provided in Section 6 hereof.

          (b) Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Full Force and Effect.  Except as expressly amended
                      ----------------------
hereby, the Collateral Agreement shall remain in full force and effect.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 FCTR, INC.,

                                   by /s/ Steven R. Davison
                                     _________________________
                                     Name:  Steven R. Davison
                                     Title: Vice President and Treasurer


                                 RCTR, INC.,

                                   by /s/ Steven R. Davison
                                     _________________________
                                     Name:  Steven R. Davison
                                     Title: Vice President and Treasurer


                                 CITIBANK, N.A., as Liquidity
                                 Agent and Depositary,

                                   by /s/ Jenny Cheng
                                     _________________________
                                     Name:  Jenny Cheng
                                     Title: Assistant Vice President

                                     CITICORP USA, INC., as
                                     Collateral Agent,

                                       by /s/ Shapleigh B. Smith
                                         -------------------------
                                         Name:  Shapleigh B. Smith
                                         Title: Vice President


                                     CITICORP SECURITIES, INC.,
                                     as Dealer,

                                       by /s/ Donald J. Donahue, Jr.
                                         -------------------------
                                         Name:  Donald J. Donahue, Jr.
                                         Title: Vice President


                                     LEHMAN BROTHERS INC.,
                                     as Dealer,

                                       by /s/ Kyle Miller
                                         -------------------------
                                         Name:  Kyle Miller
                                         Title: Senior Vice President

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER
--------------------             -----------------------------
$41,000,000                      CITIBANK, N.A.

                                 by /s/ Shapleigh B. Smith
                                 -------------------------
                                 Name:
                                 Title:

$38,000,000                      BHF-BANK AKTIENGESELLSCHAFT

                                 by /s/ Dan Dobrjanskyj
                                 ------------------------
                                 Name:  Dan Dobrjanskyj
                                 Title: Assistant Vice President

                                 by /s/ Robert Novak
                                 ------------------------
                                 Name:  Robert Novak
                                 Title: AT

$38,000,000                      THE CHASE MANHATTAN BANK

                                 by /s/ Andris G. Kalnins
                                 ------------------------
                                 Name:  Andris G. Kalnins
                                 Title: Vice President

$38,000,000                      CORESTATES BANK, N.A.

                                 by /s/ Christopher J. Calabrese
                                 -------------------------------
                                 Name:  Christoper J. Calabrese
                                 Title: Senior Vice President

$38,000,000                      CREDIT AGRICOLE INDOSUEZ

                                 by /s/ Katherine L. Abbott
                                 --------------------------
                                 Name:  Katherine L. Abbott
                                 Title: First Vice President

                                 by /s/ David Bouhl, F.V.P.
                                 --------------------------
                                 Name:  David Bouhl, F.V.P.
                                 Title: Head of Corporate
                                        Banking, Chicago

LIQUIDITY COMMITMENT             LIQUIDITY LENDER
--------------------             -----------------------------

$38,000,000                      FLEET NATIONAL BANK

                                 by /s/ Steve G. Noth
                                 --------------------------
                                 Name:  Steve G. Noth
                                 Title: SVP

$38,000,000                      NATIONSBANK

                                 by /s/ Melba B. Quizon
                                 --------------------------
                                 Name:  Melba B. Quizon
                                 Title: Vice President

$38,000,000                      COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK
                                 B.A., Rabobank Nederland,
                                 New York Branch

                                 by
                                 --------------------------
                                 Name:
                                 Title:

$38,000,000                      SOCIETE GENERALE

                                 by /s/ Richard M. Leunj
                                 --------------------------
                                 Name:  Richard M. Leunj
                                 Title: Vice President

$21,000,000                      THE BANK OF NOVA SCOTIA

                                 by /s/ John Burckin
                                 --------------------------
                                 Name:  John Burckin
                                 Title: Relationship Manager

$21,000,000                      THE BANK OF TOKYO-
                                 MITSUBISHI, LTD., New York
                                 Branch

                                 by
                                 --------------------------
                                 Name:
                                 Title:

LIQUIDITY COMMITMENT             LIQUIDITY LENDER
--------------------             -----------------------------
$21,000,000                      BARNETT BANK, N.A.

                                 by /s/ Guillermo F. Castillo
                                 -----------------------------
                                 Name:  Guillermo F. Castillo
                                 Title: Vice President

$21,000,000                      COMERICA BANK

                                 by
                                 -----------------------------
                                 Name:
                                 Title:

$21,000,000                      PNC BANK, N.A.

                                 by /s/ Philip K. Zigtoscher
                                 -----------------------------
                                 Name:  Philip K. Zigtoscher
                                 Title: VP